

Investor Presentation

September 2024

NASDAQCM: FXNC

First 1 National Corporation

Disclaimer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this communication may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First National Corporation ("FXNC" or "First National") and Touchstone Bankshares, Inc. ("TSBA" or "Touchstone") with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the impact on the tangible book value per share, the tangible book value earnback period and other operating and return metrics), and the timing of the closing of the transaction. Words such as "believes," "expects," "anticipates," "approximately," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following:

- the risk that regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction;
- the failure to satisfy any of the conditions to the transaction on a timely basis or at all;
- the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
- the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FXNC and TSBA do business, or as a result of other unexpected factors or events;
- the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
- the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
- diversion of management's attention from ongoing business operations and opportunities;
- potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
- the outcome of any legal proceedings that may be instituted against FXNC or TSBA;
- the dilution caused by FXNC's issuance of additional shares of its common stock in the transaction;
- the integration of TSBA's business and operations into FXNC, which will include conversion of TSBA's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to TSBA's or FXNC's existing businesses; and
- other factors that may affect future results of FXNC and TSBA.

Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the joint proxy statement of FXNC and TSBA and the prospectus of First National regarding the Merger that was filed with the SEC on July 9, 2024 pursuant to Rule 424(b)(3) by FXNC and in FXNC's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning FXNC, TSBA, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither FXNC nor TSBA undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made

Overview of First National Corporation

Q2 2024 YTD Financial Snapshot

Balance Sheet	Total Assets	$1.5B
	Gross Loans	$990.0M
	Total Deposits	$1.3B
	Loans / Deposits	78.2%
Profitability	Net Interest Margin	3.31%
	Adjusted ROAA[1]	0.86%
	Adjusted ROAE[1]	10.59%
	Efficiency Ratio	68.09%
Regulatory Capital	TCE / TA[2]	8.03%
	Tier 1 Leverage[3]	9.17%
	Tier 1 Capital Ratio[3]	12.88%
	Total Capital Ratio[3]	14.13%
Asset Quality	NCOs / Average Loans (annualized)	0.05%
	NPAs / Assets[4]	0.59%
	Allowance for Credit Losses / Loans	1.27%



FXNC (21)
TSBA[5] (12)
Winchester
Strasburg
Front Royal
Staunton
Virginia
Fredericksburg
Fincastle
Lynchburg
Roanoke
Farmville
Richmond
North Carolina
Greensboro
Raleigh
Roanoke Rapids

FirstBank
there's power in one

1) Ratios were adjusted to add back merger expenses, net of tax impact. See reconciliations beginning on Slide 36
2) See certain calculations related to Non-GAAP reconciliations beginning on Slide 36
3) Represents bank-level ratio
4) Nonperforming assets defined as nonaccrual loans and real estate owned
5) TSBA merger planned for Q4
Source: S&P Global Market Intelligence
Second quarter year-to-date 2024 financial information is unaudited.

Attractive Markets of Operation

County	Market Rank	Branches (#)	Deposits In Market ($000)	Deposit Market Share (%)	'22 – '27 Proj. Pop Change (%)	'22 Median HHI ($)	'22 – '27 Proj. HHI Growth (%)
Active FXNC Branch Markets							
Shenandoah	1	3	$382,629	39.67%	3.86%	$69,157	8.96%
Winchester (City)	3	1	232,474	9.94	2.08	70,088	7.40
Botetourt	2	6	221,576	35.07	3.15	70,295	6.19
Warren	5	2	105,542	12.94	4.41	84,929	11.40
Frederick	5	2	99,966	8.13	7.15	91,460	5.49
Staunton (City)	6	1	46,091	4.36	3.05	61,340	7.26
Rockingham	8	1	43,434	3.13	4.34	79,324	12.90
Waynesboro (City)	7	1	42,391	5.93	5.05	55,372	11.60
Richmond (City)	13	1	32,607	0.10	3.65	58,185	11.00
Buckingham	3	1	25,408	21.01	2.37	60,769	10.79
Prince Edward	6	1	23,349	4.68	0.67	56,221	11.58
FXNC Average					**4.12%**	**$70,117**	**9.79%**
Virginia Average					**3.00%**	**$89,172**	**8.28%**
National Average					**2.40%**	**$75,874**	**10.12%**

Note: Sorted by the amount of First Bank deposits in market; Deposit data as of June 30, 2023
Source: S&P Global Market Intelligence; FDIC

Products Offerings and Capabilities

Commercial Banking

- Seasoned bankers
- Regional deposit specialists
- Commercial real estate, land development, and commercial & industrial loans
- Online and mobile banking
- Cash / treasury management services

Retail Banking

- 21 branches
- Call center
- Online and mobile banking
- Online deposit account opening
- Online consumer loan applications

Mortgage

- Dedicated residential MLOs
- Diverse and flexible products include construction, permanent and bridge financing
- Online mortgage applications

Wealth Management

- Experienced trust officers and operations specialists
- Estate planning, investment management of assets, trustee under agreement, trustee under will, individual retirement accounts, estate settlement

Balance Sheet Growth


Total Assets ($M)
5Y CAGR 13.5%
$800
$951
$1,389
$1,369
$1,419
$1,458
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2


Loans, Net ($M)
5Y CAGR 12.2%
$569
$622
$819
$913
$957
$977
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2


Total Deposits ($M)
5Y CAGR 13.0%
$706
$842
$1,249
$1,241
$1,234
$1,266
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2


Tangible Common Equity ($M)¹
5Y CAGR 11.3%
$77
$85
$114
$105
$113
$117
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2

1) See certain calculations related to Non-GAAP reconciliations beginning on Slide 36
Second quarter 2024 information is unaudited

Source: S&P Global Market Intelligence

Earnings & Profitability

Adjusted Net Income ($M)[1]


$9.6
$8.9
$13.3
$16.9
$9.6
$6.2
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

Adjusted Pre-Provision Net Revenue ($M)[1,2]


$12.2
$13.9
$15.8
$22.7
$18.0
$9.1
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

Net Interest Margin (%)


3.88%
3.50%
3.13%
3.71%
3.41%
3.32%
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

Efficiency Ratio (%)[3]


65.3%
62.5%
64.4%
61.8%
67.7%
68.1%
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

- 2020 - Remained profitable during the pandemic
- 2021 – Adjusted net income continued to increase while executing two business acquisitions
- 2022 – Earnings increased from balance sheet and net interest margin expansion as market rates began to rise
- 2023 - Net income negatively impacted by inverted yield curve and higher provision for credit losses
- 2024 - Adjusted net income YTD was $6.2M, excluding merger expenses of $571k, and net interest margin improved 16 basis points from the first quarter to 3.40% for the second quarter

1) Values were adjusted to add back merger expenses, net of tax. See reconciliations beginning on Slide 36
2) Pre-provision net revenue (PPNR) is defined as net interest income plus noninterest income less noninterest expense
3) See certain calculations related to Non-GAAP reconciliations beginning on Slide 36
Second quarter 2024 year-to-date information is unaudited.

Source: S&P Global Market Intelligence

Earnings & Profitability (cont.)

Adjusted Return on Average Assets (%)[1]



1.23%
0.98%
1.11%
1.20%
0.71%
0.86%
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

Adjusted Return on Average Equity (%)[1]



13.19%
10.92%
13.06%
15.92%
8.59%
10.59%
2019Y
2020Y
2021Y
2022Y
2023Y
2024 Q2YTD

- Adjusted ROA averaged 1.05% and Adjusted ROE averaged 12.34% from 2019 through 2023
- 2023 profitability was impacted by decreasing net interest margin and Q4 provision for credit loss totaling $6.0M
- Profitability stabilized in Q2 2024

1) Ratios were adjusted to add back merger expenses, net of tax impact. See reconciliations beginning on Slide 36
Second quarter 2024 year-to-date information is unaudited.

Source: S&P Global Market Intelligence

Improving Operating Leverage



FTEs (#)[1]
156
212
2014Y
2024 Q2YTD



Adjusted PPNR / Employee ($)[2,3]
$46,667
$85,575
2014Y
2024 Q2YTD



Operating Expense / Avg. Assets (%)[2]
3.6%
2.8%
2014Y
2024 Q2YTD

- The number of FTEs increased from 156 in 2014 to 212 in 2024
- Adjusted PPNR per employee improved from $47k to $86k in 2024
- Asset growth outpaced expense growth resulting in an improved operating expense ratio of 2.8% for 2024 Q2 YTD

1) Full-time equivalent employees
2) Annualized and adjusted to exclude merger expenses
3) Adjusted PPNR is pre-provision net revenue, which is defined as the sum of net interest income and noninterest income less noninterest expense and merger expenses
Second quarter 2024 year-to-date information is unaudited.

Source: S&P Global Market Intelligence

Diversified Revenue

Noninterest Income 2024 YTD



Other
31%
Service Charges on
Deposits
19%
Total Noninterest
Income
$6.7M
Brokered
Mortgage
1%
Check Card &
ATM
23%
Wealth
Management
26%

2024 YTD Noninterest Income to Total Revenue: 23%

Wealth Management Fees

2023Y - $3.1M | **2024 Q2 - $1.8M**

Wealth Management Division Assets Under Management ($M)



$284.6
$338.5
$400.0
$381.0
$452.8
$469.1
2019
2020
2021
2022
2023
2024Q2

Noninterest Income 2024 Q2 YTD Highlights

Comparing 2023 Q2 YTD to 2024 Q2 YTD:

- Wealth management revenue increased 16%
- Income for bank-owned life insurance increased 6%
- Other operating income higher in 2024 due to recovery of a charged-off loan acquired in a business combination

Second quarter 2024 year-to-date information is unaudited.

Loan and Deposit Composition



CRE
38%
C&D
6%
C&I
12%
Consumer
0%
Other
1%
1-4
Family
35%
Multifamily
8%
Total Loans
$990M



Loan Yield
4.73%
4.61%
4.78%
5.26%
5.66%
2020Y
2021Y
2022Y
2023Y
2024Q2



Noninterest-
Bearing
31%
Retail
Time
Deposits
12%
Time
Deposits >
$250k
4%
Interest-
Bearing
53%
Total Deposits
$1,266M



Cost of Deposits
0.32%
0.13%
0.25%
1.11%
1.54%
2020Y
2021Y
2022Y
2023Y
2024Q2

Second quarter 2024 year-to-date information is unaudited.

Non-Owner Occupied CRE Portfolio


Non-Owner Occupied - Retail
6%
Non-Owner Occupied - Office
5%
Non-Owner Occupied - Hotel/Motel
4%
Non-Owner Occupied - Other
9%
Total Loans
$990M
Owner Occupied
13%
All Other Loans
62%

($000)	Non-Owner Occupied CRE by Property Type	
	Total Outstanding	% of Portfolio
Retail	$61,637	6.2%
Office Buildings	46,620	4.7%
Hotel/Motel	42,484	4.3%
Industrial / Warehouse	33,011	3.3%
Mixed-Use: Residential/Commercial	20,200	2.0%
Other	19,997	2.0%
Land	11,787	1.2%
Construction	3,732	0.4%
Apartments	3,530	0.4%
Total Non-Owner Occupied CRE	$242,996	24.5%

Second quarter 2024 year-to-date information is unaudited.

Asset Quality Trends

Allowance for Credit Losses on Loans / Loans (%)


0.86%
1.19%
0.69%
0.81%
1.24%
1.27%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2

Nonperforming Assets / Assets (%)


0.18%
0.71%
0.30%
0.21%
0.48%
0.59%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2

Second quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

Capital Ratios and Trends

Tangible Common Equity / Tangible Assets (%)[1]


9.63%
8.93%
8.21%
7.70%
7.99%
8.03%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2

Bank Tier 1 Leverage Ratio (%)[2]


10.13%
8.80%
8.82%
9.57%
9.31%
9.17%
5.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2
Well Capitalized Minimum

Bank Tier 1 Risk-Based Capital Ratio (%)[2]


13.99%
14.57%
14.09%
13.82%
12.82%
12.88%
8.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2
Well Capitalized Minimum

Bank Total Risk-Based Capital Ratio (%)[2]


14.84%
15.82%
14.76%
14.60%
14.05%
14.13%
10.00%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2
Well Capitalized Minimum

1) See certain calculations related to Non-GAAP reconciliations beginning on Slide 36.
2) Represents bank-level capital ratios.
Second quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

Creating Shareholder Value



Tangible Book Value per Share ($)[1]
5Y CAGR 6.2%
$15.50
$17.47
$18.28
$16.79
$18.06
$18.59
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2 YTD



Adjusted Diluted EPS ($)[2]
Common Dividends Declared per Share ($)
$1.92
$1.82
$2.37
$2.69
$1.53
$0.99
$0.36
$0.44
$0.48
$0.56
$0.60
$0.30
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q2 YTD

1) See certain calculations related to Non-GAAP reconciliations beginning on Slide 36.
2) EPS was adjusted to add back merger expenses, net of tax impact. See reconciliations beginning on Slide 36
Second quarter 2024 information is unaudited.

Source: S&P Global Market Intelligence

First National Growth History

1907 – First Bank opened for business in Shenandoah County, Virginia

1983 – Created First National Corporation (FXNC) as the bank holding company of First Bank

2005 – Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015 – Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017 – Expanded branch network into the Richmond market and added an experienced market president

2019 – Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021 – Acquired and merged The Bank of Fincastle into First Bank.
- Added 6 branch offices in Botetourt County
- Successful retention and expansion of customer relationships in the greater Roanoke Valley region

2021 – Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

2023 – Strengthened the Roanoke Valley Team with the addition of experienced Market President

2024 – Announced acquisition of Touchstone Bank
- Expand presence to 12 additional branches in south-central Virginia and northern North Carolina
- Enhance First Bank's presence in Richmond

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisitions
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia markets
- Meaningful inside ownership of 18%

The First National Difference

Operating in growth markets across Virginia

Loyal customer base with low-cost deposits

Strong enough to be opportunistic, disciplined enough to say no

Low-risk balance sheet with consistent and reliable shareholder returns

Long-tenured management with track record of success

Community involvement and corporate citizenship

First National Corporation Acquisition of Touchstone Bankshares, Inc.

Strategic Rationale

First National Corporation

TouchstoneBankshares, Inc.

- **Strategically Compelling:** Creates a $2.1 billion bank in the Commonwealth with 32 branch locations and ~$157 million market cap
- **Financially Compelling:** Attractively priced at 106.0% of TBV, yielding EPS accretion of ~36% and earnback of 3.0 years
- **Richmond Expansion:** Significantly expands presence in desirable Richmond MSA
- **Core Deposits:** Banking franchise established in 1906 delivers sticky core deposit relationships
- **Culturally Aligned:** Compatible workplace cultures focused on service and community

First National & Touchstone: Stronger Together

Enhancing First National's Virginia Presence in the Richmond MSA

Summary Pro Forma Financial Metrics

Assets	**$2.1 B**
Loans	**$1.5 B**
Deposits	**$1.8 B**
Market Cap	**~$155 M**
Branches	**33**



FXNC (21)
TSBA (12)
TSBA Headquarters (1)
Richmond
Colonial Heights
Dinwiddie
Winchester
Front Royal
Fredericksburg
Staunton
Virginia
Fincastle
Lynchburg
Roanoke
Farmville
Richmond
North Carolina
Greensboro
Raleigh
Roanoke Rapids

Community and Relationship Focus
to Build on Combined Bank Strengths
and Provide for ***Strong Shareholder Returns***

Note: Balance Sheet data as of June 30, 2024; market cap based on August 30, 2024, FXNC stock price
Source: S&P Global Market Intelligence

Aligned Cultures to Drive Success in the Combined Company

FirstBank — there's power in one

Touchstone Bank — Community Banking with Purpose.

Excellence, honesty and integrity

Community involvement and investment

Customers value the bank as an indispensable partner

Service driven employees cultivating meaningful customer relationships

Transaction Overview

Structure & Exchange Ratio	Stock Consideration at a Fixed Exchange Ratio of 0.8122 Shares; Implied price per share $14.25[1] Aggregate transaction value of $47.0 million[2]
Consideration	100% Stock
Valuation Multiples	Price / Tangible Book Value: 106.0% Price / 2024E EPS + Cost Savings: 5.40x
Pro Forma Ownership	70% FXNC / 30% TSBA
Board Representation	Three Board Seats
Expected Closing	Fourth Quarter of 2024

Note: Financial data as of December 31, 2023
1) Based on FXNC stock price of $17.55 as of March 22, 2024
2) Based upon 3,299,289 outstanding shares of Touchstone stock (including restricted shares and preferred shares); TSBA preferred shares outstanding to be converted to common shares prior to closing

Key Merger Assumptions

Earnings Assumptions	FXNC's earnings per internal company estimates TSBA's earnings per internal company estimates
Merger & Integration Costs	$12.3 million pre-tax
Estimated Net Cost Savings	$7.2 million of Identified Cost Savings (~35% of projected non-interest expense) 0% realization of net cost savings in '24; 100% thereafter
Loan Credit Marks[1]	Gross credit mark: $6.3 million - Non-PCD loan credit mark: $6.0 million, accreted back into earnings over 4 years (straight-line) - PCD loan credit mark: $0.3 million - Day-2 CECL reserve equal to $4.6 million
AOCI	After-tax negative AOCI of approximately $9.6 million is accreted back into earnings over 5 years

Note: Financial data as of December 31, 2023
3) Credit and interest rate marks provided by nationally recognized accounting/advisory firms

Key Merger Assumptions (cont.)

Other Purchase Accounting Marks (pre-tax)[1]	Loan portfolio write-down of $10.0 million accreted straight-line over 4 years Favorable fixed asset write-up of $1.2 million accreted straight-line over 30 years Deposit portfolio (time deposits) write-down of $0.7 million accreted straight-line over 2 years Subordinated debt write-down of $2.6 million accreted straight-line over 7.5 years
Core Deposit Intangible[2]	4.00%; amortized on a sum-of-years digits basis over 10 years
Other Assumptions	Pre-tax cost of cash of 4.50% Assumes marginal tax rate of 21.0%
Revenue Synergies	Opportunities identified but not modeled

Note: Financial data as of December 31, 2023
1) Credit and interest rate marks provided by nationally recognized accounting/advisory firms
2) Core deposits defined as total deposits less time deposits greater than $100,000

Summary Financial Impact

Key Transaction Impacts to FXNC[1]	With Interest Rate Marks	Without Interest Rate Marks[2]
2025E EPS Accretion	~36%	~27%
IRR	~38%	~34%
TBV Earnback Period[3]	3.0 Years	3.0 Years
TBV Dilution	<16%	<13%

Pro Forma Capital at Closing	With Interest Rate Marks	Without Interest Rate Marks[2]
Tang. Common Equity	~6.8%	~7.0%
CET1 Ratio	~10.5%	~10.8%
Tier 1 Ratio	~11.1%	~11.4%
Total RBC Ratio	~13.5%	~13.9%

Note: Financial data as of 12/31/2023; Capital ratios presented are consolidated
1) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and 100% of deal retained expenses; see Slide 33 for Pro Forma Net Income and EPS Reconciliation
2) Excludes loan and liability fair value marks
3) Earnback period calculation is based on the cross over method
Source: S&P Global Market Intelligence

Summary of Transaction: Stronger Together

- Combined company provides scale, operating leverage, efficiency
- Diversified loan portfolio in attractive mid-sized Virginia markets
- Combined company delivers best-in-breed deposit franchise
- Expanded opportunities for non-interest income growth
- Positions the combined company for future growth in Virginia
- Significant upside for TSBA and FXNC investors (win-win)
- M&A experience limits integration risk

First National Corporation's Pro Forma Footprint

State of Virginia Deposit Market Share

Community Banks (Less than $10B in Total Assets)[1]

Rk.	Institution (State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	Burke & Herbert Finl Svcs Corp (VA)	37	3,785,861	7.40%
2	Carter Bankshares (VA)	54	3,172,241	6.20%
3	Primis Financial Corp. (VA)	29	3,139,067	6.13%
4	Blue Ridge Bankshares Inc. (VA)	26	2,591,604	5.06%
5	First Bancorp Inc. (VA)	19	2,368,651	4.63%
6	C&F Financial Corp. (VA)	31	2,013,365	3.93%
7	FVCBankcorp Inc. (VA)	5	1,961,870	3.83%
8	John Marshall Bancorp Inc. (VA)	6	1,907,672	3.73%
	Pro Forma Company	30	1,739,712	3.40%
9	National Bankshares Inc. (VA)	27	1,624,868	3.17%
10	Eagle Financial Services Inc. (VA)	15	1,460,284	2.85%
11	Virginia National Bkshs Corp. (VA)	14	1,350,315	2.64%
12	First National Corp. (VA)	20	1,255,467	2.45%
13	Old Point Financial Corp. (VA)	15	1,233,236	2.41%
14	Chesapeake Financial Shares (VA)	19	1,186,127	2.32%
15	F & M Bank Corp. (VA)	16	1,144,409	2.24%
33	Touchstone Bankshares (VA)	10	484,245	0.95%
	Remaining 65 Institutions	402	20,497,683	40.1%
	Total for Community Banks in Virginia	**745**	**$ 51,176,965**	**100.0%**



Winchester
#4 Market Share
13 Competing Banks
Washington-Arlington
#56 Market Share
67 Competing Banks
Harrisonburg
#13 Market Share
15 Competing Banks
Staunton
#8 Market Share
14 Competing Banks
Roanoke
#9 Market Share
15 Competing Banks
Richmond
#25 Market Share
#13 Pro Forma Market Share
29 Competing Banks

Note: Deposit data based on FDIC data as of June 30, 2023; All data shown pro forma for pending and recently completed acquisitions
1) Community banks defined as less than $10 billion in assets as of December 31, 2023
Source: S&P Global Market Intelligence

Overview of Touchstone Bankshares, Inc.

Corporate Data

President & CEO:	James R. Black
Headquarters:	Prince George, VA
Date Established:	June 6, 1906

($M)	2020	2021	2022	2023
Total Assets	$532.7	$581.1	$622.6	$658.7
Total Gross Loans	$363.0	$402.9	$487.2	$508.8
Deposits	$445.8	$517.4	$526.6	$542.2
Loan / Deposits	81.4%	77.9%	92.5%	93.8%
TCE / TA	9.21%	8.62%	6.76%	6.74%
Net Income	$2.3	$4.4	$4.1	$1.6
ROAA	0.46%	0.78%	0.67%	0.25%
ROAE	4.67%	8.74%	8.99%	3.76%
Net Interest Margin	3.86%	3.52%	3.67%	3.56%
Efficiency Ratio	74.7%	76.0%	78.0%	86.0%
NPAs / Assets[1]	0.60%	0.20%	0.14%	0.09%
Reserves / Loans	1.20%	1.09%	1.00%	0.98%
NCOs / Avg Loans	0.05%	0.00%	0.02%	0.02%

Investment Highlights

- Superior, Granular, Low-Cost Deposit Base
- 61% of Deposits Located in Richmond MSA[2]
- Pristine Asset Quality
- Boasts a Superior 5-Star Bauer Rating

1) Bank-level regulatory data
2) Based on FDIC data as of June 30, 2023
Source: S&P Global Market Intelligence; Virginia Economic Development Partnership

Branch Footprint


Colonial Heights
Prince George
Dinwiddie
McKenney
Virginia
Richmond
Raleigh
North Carolina
TSBA (12)
TSBA Headquarters (1)

Richmond MSA Notable Employers

DUPONT
Meta
Capital One
Allianz
CoStar Group
Altria
Owens & Minor
LEGO
General Electric

Pro Forma Loan & Deposit Composition

Loan Composition

FXNC


CRE
36.8%
C&D
6.2%
C&I
11.7%
Consumer
0.5%
Farm
0.9%
Other
1.1%
1-4 Family
35.0%
Multifamily
7.8%
$990M
Total

2Q'24 Yield: 5.55%

TSBA


CRE
38.0%
C&D
5.4%
C&I
6.7%
Consumer
0.5%
Farm
1.1%
Other
0.3%
1-4 Family
42.9%
Multifamily
5.2%
$501M
Total

2Q'24 Yield: 5.45%

PRO FORMA


CRE
37.2%
C&D
5.9%
C&I
10.1%
Consumer
0.5%
Farm
1.0%
Other
0.8%
1-4 Family
37.7%
Multifamily
6.9%
$1.49B
Total

2Q'24 Yield: 5.52%

Deposit Composition

FXNC


MMDA &
Savings
44.6%
Retail CDs
13.4%
Jumbo CDs
2.4%
Transaction
Accounts
39.6%
$1.28B
Total

2Q'24 Cost: 1.49%

TSBA


MMDA &
Savings
25.0%
Retail CDs
20.2%
Jumbo CDs
5.5%
Transaction
Accounts
49.3%
$553M
Total

2Q'24 Cost: 1.47%

PRO FORMA


MMDA &
Savings
38.7%
Retail CDs
15.4%
Jumbo CDs
3.3%
Transaction
Accounts
42.5%
$1.84B
Total

2Q'24 Cost: 1.49%

Note: Bank-level regulatory YTD data as of June 30, 2024; Jumbo CDs defined as time deposits greater than $250K; Excludes purchase accounting marks
Source: S&P Global Market Intelligence

Pro Forma Net Income Reconciliation

Pro Forma Earnings Reconciliation

Dollars in millions, except per share data	2025E Pro Forma	Price / EPS[2]
Combined Net Income to Common[1]	$ 14.35	
Transaction Adjustments		
Cost Savings - Fully Realized	7.15	
Opportunity Cost of Cash & Net Give-up on Dividend Yield	(0.52)	
Accretion of AOCI (Discount on AFS Securities)	2.42	
Accretion of Other Interest Rate and Fair Value Marks	1.75	
Accretion of Non-PCD Credit Mark	1.50	
Core Deposit Amortization, net reversal of TSBA's amortization	(3.41)	
Pre-Tax Income (Loss) from Transaction Assumptions	8.89	
Tax Expense at 21.0% Effective Rate	(1.87)	
Net Income (Loss) from Transaction Assumptions	**7.03**	
Pro Forma Net Income	**$ 21.37**	
Pro Forma Diluted Shares Outstanding	8.96	
Pro Forma EPS	**$ 2.38**	**7.3x**

Earnings Buildup



$14.35
$9.05
$3.25
($3.41)
($1.87)
$21.37
Combined Net Income to Common
Cost Savings, Securities Related Accretion & BS Repositioning3
Other Accretion & Rate Mark Related Adjustments4
CDI Impact
Taxes
Pro Forma Net Income

1) Based on internal company estimates
2) Based on FXNC's market price of $17.28 as of August 30, 2024
3) Includes cost savings, opportunity cost of cash, and accretion of AOCI (discount of AFS securities)
4) Includes accretion of interest rate marks on loans, leases, subordinated debt, fixed assets, time deposits and non-PCD credit mark
Source: S&P Global Market Intelligence

Targeted Strategies to Build Shareholder Value

- Attract and retain talented employees
- Accelerate growth with acquisitions and team lifts
- Deliver exceptional service to small businesses and consumers
- Maintain low-cost deposit portfolio
- Serve vibrant Virginia markets
- Grow assets without adding significant overhead

Focused on Delivering Superior Shareholder Returns

10 Year Shareholder Return – FXNC vs. Peers[1]


Peers
40.9%
FXNC
126.5%

Dividends


$0.00
$0.08
$0.10
$0.12
$0.14
$0.20
$0.36
$0.44
$0.48
$0.56
$0.60
FY'2013
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023

Book Value and Tangible Book Value per Share


$7.96
$7.93
$9.17
$9.15
$9.35
$8.88
$10.58
$10.26
$11.76
$11.57
$13.45
$13.35
$15.54
$15.50
$17.47
$17.47
$18.79
$18.28
$17.30
$16.79
$18.56
$18.06
FY'2013
FY'2014
FY'2015
FY'2016
FY'2017
FY'2018
FY'2019
FY'2020
FY'2021
FY'2022
FY'2023
Book Value
Tangible Book Value

Note: Market data as of March 22, 2024
1) Peer group median; Peer group consists of public OTC and major exchange traded companies headquartered in Virginia; Excludes merger targets
Source: S&P Global Market Intelligence

Appendix

Financial Highlights

($M)	Years Ended December 31,						Quarters Ended				
	2018	2019	2020	2021	2022	2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024
Balance Sheet											
Total Assets	$753	$800	$951	$1,389	$1,369	$1,419	$1,374	$1,366	$1,419	$1,447	$1,458
Gross Loans	$543	$575	$630	$825	$921	$969	$930	$952	$969	$973	$990
Deposits	$671	$706	$842	$1,249	$1,241	$1,234	$1,242	$1,235	$1,234	$1,259	$1,266
Gross Loans / Deposits	80.95%	81.30%	74.77%	66.08%	74.16%	78.58%	74.87%	77.11%	78.58%	77.27%	78.21%
Capital											
Total Common Equity	$67	$77	$85	$117	$108	$113	$113	$109	$113	$115	$117
TCE / TA	8.80%	9.63%	8.93%	8.21%	7.70%	7.99%	8.00%	7.98%	7.99%	7.94%	8.03%
Tier 1 Leverage Ratio[1]	9.26%	10.13%	8.80%	8.82%	9.57%	9.31%	9.72%	9.97%	9.31%	9.19%	9.17%
Tier 1 RBC Ratio[1]	12.71%	13.99%	14.57%	14.09%	13.82%	12.82%	13.93%	13.86%	12.82%	13.20%	12.88%
Total RBC Ratio[1]	13.62%	14.84%	15.82%	14.76%	14.60%	14.05%	14.88%	14.80%	14.05%	14.45%	14.13%
Earnings & Profitability											
Net Income	$10.1	$9.6	$8.9	$10.4	$16.8	$9.6	$3.5	$3.1	($0.9)	$3.2	$2.4
Provision for Credit Losses	$0.6	$0.5	$3.0	($0.7)	$1.9	$6.2	$0.1	$0.1	$6.0	$1.0	$0.4
ROAA	1.34%	1.23%	0.98%	0.88%	1.19%	0.71%	1.02%	0.91%	(0.25%)	0.90%	0.68%
ROAE	16.36%	13.19%	10.92%	10.30%	15.87%	8.59%	12.56%	10.96%	(2.97%)	11.07%	8.31%
Net Interest Margin	3.93%	3.88%	3.50%	3.13%	3.44%	3.41%	3.36%	3.35%	3.35%	3.23%	3.40%
Noninterest Income / Avg Assets	1.13%	1.10%	0.91%	0.86%	0.90%	0.86%	0.85%	0.90%	0.89%	1.14%	0.75%
Efficiency Ratio	63.05%	65.28%	62.52%	64.44%	61.75%	67.69%	68.37%	70.67%	66.23%	65.65%	70.64%
Asset Quality											
NPAs[2] / (Loans + OREO)	0.63%	0.25%	1.07%	0.50%	0.31%	0.70%	0.07%	0.33%	0.70%	0.82%	0.86%
ACL / Gross Loans	0.92%	0.86%	1.19%	0.69%	0.81%	1.24%	0.95%	0.93%	1.24%	1.30%	1.27%
NCOs / Avg Loans	0.17%	0.09%	0.07%	0.16%	0.01%	0.38%	(0.04%)	0.01%	0.28%	0.04%	0.06%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
Quarterly and year-to-date financial information is unaudited

Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets

$000s	Years Ended December 31,					
	2019	2020	2021	2022	2023	2024Q2
Total Common Equity	77,219	84,916	117,039	108,360	116,271	119,891
Less: Goodwill and Other Intangibles	170	19	3,184	3,166	3,147	3,138
Tangible Common Equity	**$77,049**	**$84,897**	**$113,855**	**$105,194**	**$113,124**	**$116,753**
Total Assets	800,048	950,932	1,389,437	1,369,383	1,419,295	1,457,529
Less: Goodwill and Other Intangibles	170	19	3,184	3,166	3,147	3,138
Tangible Assets	**$799,878**	**$950,913**	**$1,386,253**	**$1,366,217**	**$1,416,148**	**$1,454,391**
Tangible Common Equity / Tangible Assets	**9.63%**	**8.93%**	**8.21%**	**7.70%**	**7.99%**	**8.03%**

Tangible Book Value Per Share

$000s	Years Ended December 31,					
	2019	2020	2021	2022	2023	2024Q2
Tangible Common Equity	77,049	84,897	113,855	105,194	113,124	116,753
Common Shares Outstanding, Ending	4,969,716	4,860,399	6,228,176	6,264,912	6,263,102	6,280,406
Tangible Book Value Per Share	**15.50**	**17.47**	**18.28**	**16.79**	**18.06**	**18.59**

Second quarter and year-to-date 2024 information is unaudited.

Non-GAAP Reconciliation (cont.)

Efficiency Ratio

$000s	Years Ended December 31,					
	2019	2020	2021	2022	2023	2Q24YTD
Net Interest Income, FTE	28,217	29,666	35,120	45,906	43,738	22,518
Noninterest Income	8,552	8,225	10,172	12,621	11,784	6,733
(Gain) Loss on Sale of Securities	(1)	(40)	(37)	2,004	-	-
(Gain) Loss on Sale of Other Investment	-	-	-	(2,885)	(186)	-
(Gain) Loss on Sale of Premises and Equipment	-	-	-	29	(47)	-
Adjusted Total Revenue	**$36,768**	**$37,851**	**$45,255**	**$57,675**	**$55,289**	**$29,251**
Noninterest Expense	24,318	23,786	32,732	35,597	37,242	20,546
Intangible Amortization (Expense)	(302)	(151)	(28)	(19)	(18)	(9)
Other Real Estate Owned Income (Expense)	(1)	-	(26)	106	199	-
Gain (Loss) on Disposal of Premises & Equip.	(14)	29	-	-	-	(49)
Merger Related Expenses	-	-	(3,514)	(69)	-	(571)
Adjusted Noninterest Expense	**$24,001**	**$23,664**	**$29,164**	**$35,615**	**$37,423**	**$19,917**
Efficiency Ratio	**65.28%**	**62.52%**	**64.44%**	**61.75%**	**67.69%**	**68.09%**

Second quarter and year-to-date 2024 information is unaudited.

Non-GAAP Reconciliation (cont.)

Net Interest Margin

$000s	2019	2020	2021	2022	2023	2Q24YTD
	Years Ended December 31,					
GAAP Measures:						
Interest Income – Loans	28,958	29,497	32,797	41,720	49,293	27,488
Interest Income – Investments And Other	3,939	3,354	4,347	7,675	8,426	5,901
Interest Expense – Deposits	(4,104)	(2,589)	(1,415)	(3,273)	(13,660)	(9,591)
Interest Expense – Federal Funds Purchased	(1)	-	-	-	(1)	-
Interest Expense – Subordinated Debt	(360)	(501)	(619)	(277)	(277)	(138)
Interest Expense – Junior Subordinated Debt	(420)	(293)	(270)	(270)	(271)	(134)
Interest Expense – Other Borrowings	(2)	-	-	-	(97)	(1,182)
Total Net Interest Income	$28,010	$29,468	$34,840	$45,575	$43,413	$22,344
Non-GAAP Measures:						
Tax Benefit Realized On Non-Taxable Interest Income – Loans	40	34	32	8	-	12
Tax Benefit Realized On Non-Taxable Interest Income – Municipal Securities	167	164	249	327	324	162
Total Tax Benefit Realized On Non-Taxable Interest Income	$207	$198	$281	$335	$324	$174
Total Tax-Equivalent Net Interest Income	**$ 28,217**	**$ 29,666**	**$ 35,121**	**$ 45,910**	**$ 43,737**	**$ 22,518**
Average Earning Assets	**$727,904**	**$846,663**	**$1,120,647**	**$1,237,635**	**$1,280,980**	**$1,362,687**
Net Interest Margin	**3.88%**	**3.50%**	**3.13%**	**3.71%**	**3.41%**	**3.32%**

Second quarter and year-to-date 2024 information is unaudited

Non-GAAP Reconciliation (cont.)

Adjusted Net Income

$000s	Years Ended December 31, 2019	2020	2021	2022	2023	2024Q2
Net Income (GAAP)	9,556	8,858	10,359	16,797	9,624	5,651
Add: Merger-Related Expenses	-	-	3,514	69	-	571
Subtract: Tax Effect Of Adjustment	-	-	(573)	(14)	-	(5)
Adjusted Net Income	**$9,556**	**$8,858**	**$13,300**	**$16,852**	**$9,624**	**$6,217**

Adjusted Earnings Per Share, Diluted

000s	Years Ended December 31, 2019	2020	2021	2022	2023	2024Q2
Weighted Average Shares, Diluted	4,965	4,878	5,551	6,259	6,279	6,286
Diluted Earnings Per Share (GAAP)	$ 1.92	$ 1.82	$ 1.86	$ 2.68	$ 1.53	$ 0.90
Adjusted Diluted Earnings Per Share	$ 1.92	$ 1.82	$ 2.40	$ 2.69	$ 1.53	$ 0.99

Adjusted Performance Ratios

$000s	Years Ended December 31, 2019	2020	2021	2022	2023	2024Q2
Average Assets	776,933	901,216	1,182,436	1,408,710	1,363,339	1,438,219
Return On Average Assets (GAAP)	1.23%	0.98%	0.88%	1.19%	0.71%	0.79%
Adjusted Return On Average Assets	1.23%	0.98%	1.12%	1.20%	0.71%	0.86%
Average Shareholders' Equity	72,451	81,093	100,596	105,869	112,083	117,388
Return On Average Equity (GAAP)	13.19%	10.92%	10.30%	15.87%	8.59%	9.63%
Adjusted Return On Average Equity	13.19%	10.92%	13.22%	15.92%	8.59%	10.59%

Second quarter and year-to-date 2024 information is unaudited.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this document include adjusted net income, adjusted basic and diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted pre-provision net revenue, fully taxable equivalent interest income, the net interest margin, the efficiency ratio, tangible book value per share, and tangible common equity to tangible assets.

The Company believes certain non-GAAP financial measures enhance the understanding of its business and performance. Non-GAAP financial measures are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions. A reconciliation of non-GAAP financial measures is included at the end of this release.

First National Corporation

NASDAQCM: FXNC

112 W. King Street

Strasburg, VA 22657

Investor Relations Contact

(540) 465-6130

fbvirginia.com